Income Taxes	3 Months Ended	12 Months Ended
	Sep. 30, 2014	Jun. 30, 2014
Income Taxes
Income Taxes

(8) Income Taxes

The Company’s quarterly provision for income taxes is based on an estimated annual income tax rate.  The Company’s quarterly provision for income taxes also includes the tax impact of certain unusual or infrequently occurring items, if any, including changes in judgment about valuation allowances and effects of changes in tax laws or rates, in the interim period in which they occur.

The Company recorded income tax (benefit) expense of $(362) and $28 for the three month periods ended September 30, 2013 and 2014, respectively.  The Company’s effective rate for the three months ended September 30, 2013 differed from statutory rates primarily due to federal and state research and development credits and expenses not deductible for income tax reporting purposes.  The Company’s effective tax rate for the three months ended September 30, 2014 differ from statutory rates primarily due to the existence of a valuation allowance recorded against the preponderance of the net deferred tax assets.

The Company reviews the likelihood that it will realize the benefit of its deferred tax assets and, therefore, the need for a valuation allowance on a quarterly basis. It established a valuation allowance on all of its net deferred tax assets except for deferred tax liabilities associated with indefinite-lived intangible assets during fiscal 2014, given that the company determined that it was more likely than not that the Company would not recognize the benefits of its net operating loss carryforwards prior to their expiration.  As of September 30, 2014, the Company had no unrecognized tax benefits.

On September 13, 2013, the IRS issued final regulations and re-proposed regulations that provide guidance with respect to (i) the treatment of materials and supplies, (ii) capitalization of amounts paid to acquire or produce tangible property, (iii) the determination of whether an expenditure with respect to tangible property is a deductible repair or a capital expenditure, and (iv) dispositions of MACRS property.  The final regulations will be effective for the fiscal year ending June 30, 2015.  Management is reviewing the regulations, but does not believe there will be a material impact on the Company’s results of operations, financial position, or cash flows.

(12) Income Taxes

(a) Income Taxes

Income tax (benefit) expense for the years ended June 30, 2012, 2013 and 2014 consists of the following:

	Year ended June 30,
	2012	2013	2014
Current taxes
U.S. federal	$12	$126	$(125)
State and local	34	94	39
Deferred taxes:
U.S. federal	738	(516)	160
State and local	100	(306)	181
Total income tax (benefit) expense	$884	$(602)	$255

(b) Tax Rate Reconciliation

Income tax (benefit) expense differed from the amounts computed by applying the U.S. federal income tax rate of 34% to pretax income from continuing operations as a result of the following:

	Year ended June 30,
	2012	2013	2014
Income tax provision at statutory federal rate	$875	$6	$(2,331)
Increase (reduction) in income taxes resulting from:
Research and development credit, net of federal income tax benefit	(173)	(650)	(189)
Non-deductible expenses	25	53	284
Change in valuation allowance	—	—	2,878
State and local income taxes, net of federal income tax benefit	157	(11)	(387)
	$884	$(602)	$255

(c) Components of Deferred Tax Assets and Liabilities

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at June 30, 2013 and 2014 are presented below.

	Year ended June 30,
	2013	2014
Deferred tax assets:
Deferred rent	$438	$569
Allowance for doubtful accounts	46	48
Accrued expenses	583	761
Stock-based compensation	333	2,149
Net operating loss carryforwards	359	1,641
Research and development credit	832	1,116
AMT Credits	138	11
Intangible assets	—	5
Total deferred tax assets	2,729	6,300
Valuation allowance	—	(2,878)
Net deferred tax assets	2,729	3,422
Deferred tax liabilities:
Research and development costs	(1,024)	(1,950)
Prepaid expenses	(66)	(74)
Depreciation	(1,306)	(1,406)
Total deferred liabilities	(2,396)	(3,430)
Net deferred tax asset (liability)	$333	$(8)

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized through the generation of future taxable income. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities (including the impact of available carryback and carryforward periods), projected future taxable income and tax-planning strategies in making this assessment. Taxable income (loss) for the years ended June 30, 2012, 2013 and 2014 was approximately $842, $1,941 and $(3,817), respectively, prior to utilization or establishment of net operating loss carryforwards. Based upon the same three year period pre-tax book income, the Company is in a three-year cumulative loss position. As a result of this and other assessments in the year ended June 30, 2014, management concluded that a full valuation allowance is required for all deferred tax assets and liabilities except for deferred tax liabilities associated with indefinite-lived intangible assets.

At June 30, 2014, the Company has net operating loss carryforwards for Federal income tax purposes of approximately $3,967 which are available to offset future Federal taxable income, if any, through 2034, excluding excess tax benefits from stock option exercises of approximately $331 which will be credited to additional paid-in capital when realized. The Company also has gross federal and state research and development tax credit carryforwards of approximately $1,116 which expire between 2017 and 2034. In addition, the Company has alternative minimum tax credit carryforwards of approximately $11, which are available to reduce future Federal regular income taxes, if any, over an indefinite period.

The Company had no unrecognized tax benefits as of June 30, 2012, 2013 and 2014, respectively.

The Company files income tax returns with the United States federal government and various state jurisdictions. Certain tax years remain open for federal and state tax reporting jurisdictions in which the Company does business due to net operating loss carryforwards and tax credits unutilized from such years or utilized in a period remaining open for audit under normal statute of limitations relating to income tax liabilities. The Company’s tax years ended June 30, 2008 to June 30, 2014 remain open for federal purposes. The Company’s tax returns filed in states in which it is required to do so remain open for a range of tax years including those ended June 30, 2008 to June 30, 2014 depending upon the jurisdiction and the applicable statute of limitations.